UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          October 11, 2022

Network-1 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

65 Locust Avenue, Third Floor, New Canaan, Connecticut 06840

(Address of Principal Executive Offices) (Zip Code)

(212) 829-5770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NTIP	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Network-1 Technologies Inc. (the “Company”) was notified that the audit practice of Friedman LLP (“Friedman”), the Company’s independent registered public accounting firm, was combined with Marcum LLP (“Marcum”) effective September 1, 2022. On October 11, 2022, Friedman resigned as the Company’s independent registered public accounting firm and the Company’s Audit Committee approved the engagement of Marcum to serve as the independent registered public accounting firm of the Company for the year ended December 31, 2022. The services previously provided by Friedman will now be provided by Marcum.

During the two years ended December 31, 2021 and through the subsequent interim period prior to the date of engagement of Marcum, the Company, or anyone on its behalf, did not consult Marcum regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

The reports issued by Friedman on the Company’s financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, (i) there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Friedman’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Friedman to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the letter from Friedman is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

16.1*	Letter of Friedman LLP

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 TECHNOLOGIES, INC.

Dated: October 12, 2022	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz Title: Chairman & Chief Executive Officer